Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

O. Income Taxes—The effective tax rate for the third quarter of 2016 and 2015 was 86.8% (provision on income) and 550.0% (provision on income), respectively.

The rate for the 2016 third quarter differs from the U.S. federal statutory rate of 35% primarily due to U.S. losses and tax credits with no tax benefit realizable by Alcoa Corporation, somewhat offset by foreign income taxed in lower rate jurisdictions and tax benefits on interest expense eliminated to Parent Company net investment.

The rate for the 2015 third quarter differs from the U.S. federal statutory rate of 35% primarily due to U.S. losses and tax credits with no tax benefit realizable by Alcoa Corporation.

The effective tax rate for the 2016 and 2015 nine-month periods was 712.0% (provision on a loss) and 67.2% (provision on income), respectively.

The rate for the 2016 nine-month period differs (by (747.0) percentage points) from the U.S. federal statutory rate of 35% primarily due to U.S. losses and tax credits with no tax benefit realizable by Alcoa Corporation, slightly offset by foreign income taxed in lower rate jurisdictions and tax benefits on interest expense eliminated to Parent Company net investment.

The rate for the 2015 nine-month period differs from the U.S. federal statutory rate of 35% primarily due to an $85 discrete income tax charge ($51 after noncontrolling interest) for a valuation allowance on certain deferred tax assets in Suriname, which were mostly related to employee benefits and tax loss carryforwards, and U.S. losses and tax credits with no tax benefit realizable by Alcoa Corporation.

S. Income Taxes

The components of income (loss) before income taxes were as follows:

	2015	2014	2013
United States	$(1,053)	$(709)	$(1,002)
Foreign	716	646	(1,745)

	$(337)	$(63)	$(2,747)

The provision for income taxes consisted of the following:

	2015	2014	2013
Current:
Federal*	$3	$1	$6
Foreign	313	333	127
State and local	—	—	—

	316	334	133

Deferred:
Federal*	(85)	(5)	(2)
Foreign	171	(45)	(8)
State and local	—	—	—

	86	(50)	(10)

Total	$402	$284	$123

*	Includes U.S. taxes related to foreign income

A reconciliation of the U.S. federal statutory rate to Alcoa Corporation’s effective tax rate was as follows (the effective tax rate for all periods was a provision on a loss):

	2015	2014	2013
U.S. federal statutory rate	35.0%	35.0%	35.0%
Taxes on foreign operations	(6.7)	(67.5)	(1.1)
Permanent differences on restructuring and other charges and asset disposals	—	(19.4)	(0.5)
Noncontrolling interest(1)	(8.5)	(53.5)	(2.0)
Statutory tax rate and law changes(2)	(0.3)	(57.0)	0.2
Tax holidays(3)	6.2	(61.8)	—
Changes in valuation allowances	(62.6)	3.4	(5.8)
Impairment of goodwill	—	—	(22.1)
Equity income/loss	(2.6)	(23.0)	(0.4)
Impact of capitalization of intercompany debt	3.3	38.1	1.4
Losses and credits with no tax benefit(4)	(82.0)	(243.0)	(9.9)
Other	(1.1)	(2.1)	0.7

Effective tax rate	(119.3)%	(450.8%)	(4.5)%

(1)	In 2014, the noncontrolling interest’ impact on Alcoa Corporation’s effective tax rate was mostly due to the noncontrolling interest’s share of a loss on the divestiture of an ownership interest in a mining and refining joint venture in Jamaica (see Note F).
(2)	In November 2014, Spain enacted corporate tax reform that changed the corporate tax rate from 30% in 2014 to 28% in 2015 and to 25% in 2016. As a result, Alcoa Corporation remeasured certain deferred tax assets related to its Spanish operations.
(3)	In 2014, a tax holiday for a Brazilian entity of Alcoa Corporation became effective (see below).
(4)	Hypothetical net operating losses and tax credits determined on a separate return basis for which it is more likely than not that a tax benefit will not be realized. The related deferred tax asset and offsetting valuation allowance have been adjusted to Net parent investment and, as such, are not reflected in subsequent deferred tax and valuation allowance tables.

The components of net deferred tax assets and liabilities were as follows:

	2015		2014
December 31,	Deferred tax assets	Deferred tax liabilities	Deferred tax assets	Deferred tax liabilities
Depreciation	$264	$529	$180	$591
Employee benefits	286	39	364	28
Loss provisions	302	7	224	8
Deferred income/expense	48	312	41	252
Tax loss carryforwards	992	—	1,142	—
Tax credit carryforwards	15	—	19	—
Derivatives and hedging activities	—	216	3	23
Other	420	412	356	278

	2,327	1,515	2,329	1,180
Valuation allowance	(712)	—	(486)	—

Total	$1,615	$1,515	$1,843	$1,180

The following table details the expiration periods of the deferred tax assets presented above:

December 31, 2015	Expires within 10 years	Expires within 11-20 years	No expiration*	Other*	Total
Tax loss carryforwards	$240	$207	$545	$—	$992
Tax credit carryforwards	15	—	—	—	15
Other	—	—	426	894	1,320
Valuation allowance	(229)	(101)	(282)	(100)	(712)

Total	$26	$106	$689	$794	$1,615

*	Deferred tax assets with no expiration may still have annual limitations on utilization. Other represents deferred tax assets whose expiration is dependent upon the reversal of the underlying temporary difference.

Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not (greater than 50%) that a tax benefit will not be realized. In evaluating the need for a valuation allowance, management considers all potential sources of taxable income, including income available in carryback periods, future reversals of taxable temporary differences, projections of taxable income, and income from tax planning strategies, as well as all available positive and negative evidence. Positive evidence includes factors such as a history of profitable operations, projections of future profitability within the carryforward period, including from tax planning strategies, and Alcoa Corporation’s experience with similar operations. Existing favorable contracts and the ability to sell products into established markets are additional positive evidence. Negative evidence includes items such as cumulative losses, projections of future losses, or carryforward periods that are not long enough to allow for the utilization of a deferred tax asset based on existing projections of income. Deferred tax assets for which no valuation allowance is recorded may not be realized upon changes in facts and circumstances, resulting in a future charge to establish a valuation allowance. Existing valuation allowances are re-examined under the same standards of positive and negative evidence. If it is determined that it is more likely than not that a deferred tax asset will be realized, the appropriate amount of the valuation allowance, if any, is released. Deferred tax assets and liabilities are also re-measured to reflect changes in underlying tax rates due to law changes and the granting and lapse of tax holidays.

In 2013, Alcoa Corporation recognized a $128 discrete income tax charge for a valuation allowance on the full value of the deferred tax assets related to a Spanish consolidated tax group. These deferred tax assets have an expiration period ranging from 2016 (for certain credits) to an unlimited life (for operating losses). After weighing all available positive and negative evidence, as described above, management determined that it was no longer more likely than not that Alcoa Corporation will realize the tax benefit of these deferred tax assets. This was mainly driven by a decline in the outlook of the Primary Metals business (2013 realized prices were the lowest since 2009) combined with prior year cumulative losses of the Spanish consolidated tax group. During 2014, the underlying value of the deferred tax assets decreased due to a remeasurement as a result of the enactment of new tax rates in Spain beginning in 2016 (see Income Taxes in Earnings Summary under Results of Operations above), and a change in foreign currency exchange rates. As a result, the valuation allowance decreased by the same amount. At December 31, 2015, the amount of the valuation allowance was $91. This valuation allowance was reevaluated as of December 31, 2015, and no change to the allowance was deemed necessary based on all available evidence. The need for this valuation allowance will be assessed on a continuous basis in future periods and, as a result, a portion or all of the allowance may be reversed based on changes in facts and circumstances.

In 2015, Alcoa Corporation recognized an additional $141 discrete income tax charge for valuation allowances on certain deferred tax assets in Iceland and Suriname. Of this amount, an $85 valuation allowance was established on the full value of the deferred tax assets in Suriname, which were related mostly to employee benefits and tax loss carryforwards. These deferred tax assets have an expiration period ranging from 2016 to 2022. The remaining $56 charge relates to a valuation allowance established on a portion of the deferred tax assets recorded in Iceland. These deferred tax assets have an expiration period ranging from 2017 to 2023. After weighing all available positive and negative evidence, as described above, management determined that it was no longer more likely than not that Alcoa Corporation will realize the tax benefit of either of these deferred tax assets. This was mainly driven by a decline in the outlook of the Primary Metals business, combined with prior year cumulative losses and a short expiration period. The need for this valuation allowance will be assessed on a continuous basis in future periods and, as a result, a portion or all of the allowance may be reversed based on changes in facts and circumstances.

In December 2011, one of Alcoa Corporation’s subsidiaries in Brazil applied for a tax holiday related to its expanded mining and refining operations. During 2013, the application was amended and re-filed and, separately, a similar application was filed for another one of ParentCo’s subsidiaries in Brazil that has significant operations of Alcoa Corporation. The deadline for the Brazilian government to deny the application was July 11, 2014. Since Alcoa Corporation did not receive notice that its applications were denied, the tax holiday took effect automatically on July 12, 2014. As a result, the tax rate for these entities decreased significantly (from 34% to 15.25%), resulting in future cash tax savings over the 10-year holiday period (retroactively effective as of January 1, 2013). Additionally, a portion of the Alcoa Corporation subsidiary’s net deferred tax asset that reverses within the holiday period was remeasured at the new tax rate (the net deferred tax asset of the other entity was not remeasured since it could still be utilized against the subsidiary’s future earnings not subject to the tax holiday). This remeasurement resulted in a decrease to that entity’s net deferred tax asset and a noncash charge to earnings in Alcoa Corporation’s combined statement of operations of $52 ($31 after noncontrolling interest).

The following table details the changes in the valuation allowance:

December 31,	Note	2015	2014	2013
Balance at beginning of year		$(486)	$(517)	(348)
Increase to allowance		(289)	(19)	(169)
Release of allowance		—	7	3
U.S. state tax apportionment and tax rate changes		30	15	—
Foreign currency translation		33	28	(3)

Balance at end of year		$(712)	$(486)	$(517)

The cumulative amount of Alcoa Corporation’s foreign undistributed net earnings for which no deferred taxes have been provided was approximately $2,000 at December 31, 2015. Alcoa Corporation has a number of commitments and obligations related to the Company’s growth strategy in foreign jurisdictions. As such, management has no plans to distribute such earnings in the foreseeable future, and, therefore, has determined it is not practicable to determine the related deferred tax liability. Alcoa Corporation is currently evaluating its local and global cash needs for future business operations and anticipated debt facilities, which may influence future repatriation decisions.

A reconciliation of the beginning and ending amount of unrecognized tax benefits (excluding interest and penalties) was as follows:

December 31,	2015	2014	2013
Balance at beginning of year	$25	$52	$57
Additions for tax positions of the current year	2	2	1
Additions for tax positions of prior years	1	1	10
Reductions for tax positions of prior years	—	(1)	(2)
Settlements with tax authorities	(2)	(28)	(8)
Expiration of the statute of limitations	—	—	(2)
Foreign currency translation	(4)	(1)	(4)

Balance at end of year	$22	$25	$52

For all periods presented, a portion of the balance at end of year pertains to state tax liabilities, which are presented before any offset for federal tax benefits. The effect of unrecognized tax benefits, if recorded, that would impact the annual effective tax rate for 2015, 2014, and 2013 would be approximately 4%, 17% and 0%, respectively, of pretax book income (loss). Alcoa Corporation does not anticipate that changes in its unrecognized tax benefits will have a material impact on the Statement of Combined Operations during 2016 (see Other Matters in Note N for a matter for which no reserve has been recognized).

It is Alcoa Corporation’s policy to recognize interest and penalties related to income taxes as a component of the Provision for income taxes on the accompanying Statement of Combined Operations. In 2015, 2014, and 2013, Alcoa Corporation recognized $7, $1, and $2, respectively, in interest and penalties. Due to the expiration of the statute of limitations, settlements with tax authorities, and refunded overpayments, Alcoa also recognized interest income of $1, $5, and $12 in 2015, 2014, and 2013, respectively. As of December 31, 2015 and 2014, the amount accrued for the payment of interest and penalties was $7 and $7, respectively.